UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

SOLANA COMPANY

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders of Solana Company (formerly known as Helius Medical Technologies, Inc.) (the “Company”) held on October 30, 2025 (the “Special Meeting”), the Company’s stockholders: (i) elected one new director to the Company’s Board of Directors; (ii) approved, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”) upon the exercise of the Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited; (iii) approved, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Common Stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering; (iv) approved an amendment to the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 4,000,000 shares; and (v) approved the authorization of one or more adjournments to the Special Meeting to solicit additional proxies in the event there were insufficient votes to approve the foregoing proposals. The numbers reported below are based on 40,299,220 shares of Common Stock outstanding and entitled to vote as of September 26, 2025, the record date of the Special Meeting, and 21,742,341 shares of Common Stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal 1: Election of the sole nominee, Cosmo Jiang, to the Company’s Board of Directors:

Votes For	Votes Withheld	Broker Non-Votes
21,737,666	4,675	0

Proposal 2: Approval of, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Common Stock upon the exercise of the Strategic Advisor Warrants issued to Pantera Capital Management LP and Summer Wisdom Holdings Limited:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,577,950	152,144	12,247	0

Proposal 3: Approval of, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s Common Stock upon the exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants issued in connection with our acceptance of Solana (SOL) cryptocurrency as consideration in our private placement offering:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,135,405	151,931	1,455,005	0

Proposal 4: Approval of an amendment to the Helius Medical Technologies, Inc. 2022 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 4,000,000 shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,420,874	319,816	1,651	0

Proposal 5: Approval to authorize one or more adjournments of the Special Meeting to solicit additional proxies in the event there are insufficient votes to approve the foregoing proposals described above:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,734,015	7,893	433	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLANA COMPANY.

Dated: October 31, 2025	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen
Chief Financial Officer, Treasurer and Secretary

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